UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2023

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on December 5, 2022, Salisbury Bancorp, Inc. (“Salisbury”) and Salisbury Bank and Trust Company, Salisbury’s subsidiary bank (“Salisbury Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NBT Bancorp Inc. (“NBT”) and NBT Bank, National Association, NBT’s subsidiary bank (“NBT Bank”). The Merger Agreement provided for the acquisition of Salisbury by NBT through the merger of Salisbury with and into NBT, with NBT being the surviving entity, and the merger of Salisbury Bank with and into NBT Bank, with NBT Bank being the surviving entity. The Merger Agreement is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Salisbury with the Securities and Exchange Commission on December 5, 2022.

On August 9, 2023, Salisbury, Salisbury Bank, NBT and NBT Bank entered into a First Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”) in accordance with Section 8.02 of the Merger Agreement to, among other matters, (i) correct certain typographical errors in the Merger Agreement, (ii) clarify that references to “charter and bylaws” of NBT and NBT Bank in the Merger Agreement refer to the Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws of NBT and the Articles of Association and Amended and Restated Bylaws of NBT Bank, respectively, and (iii) clarify that the New Bank Board Member (as defined in the Merger Agreement) shall be appointed to the board of directors of NBT Bank by the board of directors of NBT Bank in accordance with the Articles of Association and Amended and Restated Bylaws of NBT Bank.

The foregoing summary of the Merger Agreement Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement Amendment, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 11, 2023 (the “Closing Date”), NBT completed its acquisition of Salisbury pursuant to the Merger Agreement. Under the terms of the Merger Agreement, (i) Salisbury merged with and into NBT, with NBT being the surviving entity, and (ii) Salisbury Bank merged with and into NBT Bank, with NBT Bank being the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Salisbury common stock was converted into the right to receive 0.7450 shares of NBT common stock, with cash payable in lieu of any fractional shares.

A copy of Salisbury’s press release dated August 14, 2023, announcing the completion of the Merger, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Salisbury with the Securities and Exchange Commission on December 5, 2022, and is incorporated by reference herein.

Item 3.01	Notice of Delisting.

On the Closing Date, Salisbury notified NASDAQ that a certificate of merger had been filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Connecticut and requested that NASDAQ (i) suspend trading of Salisbury Common Stock prior to the opening of trading on August 14, 2023, (ii) withdraw Salisbury Common Stock from listing on NASDAQ prior to the opening of trading on August 14, 2023 and (iii) file with the Securities and Exchange Commission (the “SEC”) notification on Form 25 of delisting of Salisbury common stock and of deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As a result, Salisbury common stock will no longer be listed on NASDAQ.

NBT, as successor to Salisbury, intends to file with the SEC a certification on Form 15 requesting the termination of registration of Salisbury common stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of Salisbury common stock ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in Item 1.01, Item 2.01, Item 3.01, Item 5.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

On August 11, 2023, Salisbury was merged with and into NBT pursuant to the Merger Agreement, with NBT as the surviving corporation in the Merger.

The information set forth in Item 1.01, Item 2.01, Item 3.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, Salisbury’s directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, Salisbury ceased to exist, and the Certificate of Incorporation and the Bylaws of Salisbury ceased to be in effect by operation of law.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On August 14, 2023, Salisbury issued a press release announcing the completion of the Merger.  A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 5, 2022, by and among NBT Bancorp Inc., NBT Bank, National Association, Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company (incorporated by reference to Exhibit 2.1 to Salisbury Bancorp, Inc.’s Current Report on Form 8-K filed on December 5, 2022)*

2.2	First Amendment to Agreement and Plan of Merger, dated as of August 9, 2023, by and among NBT Bancorp Inc., NBT Bank, National Association, Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company

99.1	Press Release of Salisbury Bancorp, Inc., dated August 14, 2023, announcing completion of the Merger

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NBT Bancorp Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALISBURY BANCORP, INC.

August 14, 2023
	By:	/s/ Richard J. Cantele, Jr.
Richard J. Cantele, Jr. President and Chief Executive Officer